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                                                                   EXHIBIT 23.02

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of II-VI Incorporated on Form S-3 of our reports dated August 11, 1993 appearing or incorporated by reference in the Prospectus, which is a part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
September 15, 1995